EXHIBIT 10.24

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.
Supplementary Agreement
to the Employment contract No. 15-128 dated February 9, 2015

Almaty	October 2, 2023

Parties:
EMPLOYER: Freedom Finance Joint Stock Company (Certificate of state re-registration of legal entities dated 09.09.2013), located at: Almaty, Al-Farabi Ave., 77/7, 3a, represented by the Director of the HR Department, Kashkimbayeva Z. Kh., acting on the basis of power of attorney No. DV-2022/12/14-02 dated December 14, 2022, and
EMPLOYEE: Ler Evgeny Oskarovich, identity card No. [***] issued by the Ministry of Internal Affairs of the REPUBLIC of KAZAKHSTAN on [***], IIN [***], residing at: [***], hereinafter jointly referred to as the Parties, have concluded this supplementary agreement (hereinafter the Agreement) to the employment contract (hereinafter the Agreement) dated February 09, 2015 No. 15-128 on the following:

1. Item 1. of Annex No. 1 to the Contract should be worded as follows:
"1. The Employer establishes the following amount and procedure for paying the Employee:
The monthly official salary of an Employee is: "1 187 370 (one million one hundred eighty- seven thousand three hundred seventy) tenge" (taking into account contributions to compulsory social health insurance, mandatory pension contributions to the accumulative pension fund and individual income tax and other mandatory payments at budget rates in accordance with the procedure determined by the legislation of the Republic of Kazakhstan.).
2. Leave the remaining terms of the Agreement unchanged.
3. This Agreement shall enter into force upon signature by the parties.
4. This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES

Employer:
Freedom Finance Joint Stock Company

050040, Republic of Kazakhstan,
Almaty, Bostandyk district,
77/7 Al-Farabi Ave., n. 3a
RNN [***]
BIN 061140003010
IIC [***]
in JSC "Bank Freedom Finance Kazakhstan"
BIC [***]

Employee: Ler Evgeny Oskarovich ID number [***], issued on [***] by the Ministry of Internal Affairs of the Republic IIN [***] Almaty, [***]

HR Department Director /s/ Kashkimbayeva Z. Kh.	/s/ Ler E. O.